UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	IRS Employer
File Number	Executive Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
DTE Energy Company (“DTE Energy”) President and Chief Executive Officer Gerard M. Anderson, Executive Vice President and Chief Financial Officer David E. Meador, Vice President and Treasurer Naif A. Khouri, Vice President, Controller and Investor Relations Peter B. Oleksiak and Director, Investor Relations Mark C. Rolling will meet with groups of investors at the EEI Financial Conference in Palm Desert, California on November 1-2, 2010. Mr. Anderson and Mr. Meador will provide a business update to the EEI Financial Conference at approximately 8:15 a.m. PDT November 2, 2010. A copy of the slide presentation from the meetings and the business update presentation is furnished as Exhibit 99.1 to this report and will be available on DTE Energy’s website, www.dteenergy.com. The business update presentation will be available via live webcast and archived for future viewing through a link on DTE Energy’s website, www.dteenergy.com. In the meetings and the presentation, DTE Energy reaffirms its 2010 operating earnings per share guidance of $3.50–$3.70 per share and provides an early outlook for its 2011 operating earnings per share guidance of $3.40–$3.80 per share.
In its business presentation and this filing, DTE Energy discusses 2010 and 2011 operating earnings guidance. It is likely that certain items that impact the company's 2010 and 2011 reported results will be excluded from operating results. Reconciliations to the comparable 2010 and 2011 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Slide Presentation of DTE Energy Company dated November 1-2, 2010.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and The Detroit Edison Company’s (“Detroit Edison”) 2009 Forms 10-K and 2010 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: November 1, 2010

DTE ENERGY COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller and Chief Accounting Officer

THE DETROIT EDISON COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide Presentation of DTE Energy Company dated November 1-2, 2010.